UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

April 30, 2015

Date of Report (Date of Earliest event reported)

ENERGIZER TENNIS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-182199	99-0377575
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 City Blvd. West, 17th Floor, Orange, CA 92868
(Address of principal executive offices)

Registrant's telephone number, including area code:	714-656-0096

Suite 3, 219 Bow Road

                            Docklands, London E3 2SJ, United Kingdom

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Please see the disclosures set forth under Item 2.01 herein below.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 30, 2015, the (the “Closing Date”), Energizer Tennis, Inc., a Nevada corporation (the “Company”) entered into a Purchase Agreement (the “Agreement”) with Warwick Overseas, LLC, a Nevis limited liability company (“Warwick”) to acquire certain assets owned by Warwick (the “Seller’s Assets”).  The Seller’s Assets will be sold and assigned by the Seller to the Company’s wholly owned subsidiary, GameRevz, Inc., a newly-formed Nevada corporation.  Pursuant to the Agreement, the Company has issued its Secured Promissory Note in the amount of Two Hundred Fifty Thousand dollars ($250,000.00) (the “Note”) to Warwick.  The Note is secured by the Seller’s Assets.  This summary of the Agreement does not purport to be a complete statement of the terms of the Agreement. The summary is qualified in its entirety by reference to the full text of the Agreement which is being filed with this Current Report (the “Report”) as Exhibit 2.1 and incorporated herein by reference.

A description of the Seller’s assets being acquired is attached to Exhibit 2.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a)

 Not applicable.

(b)

 Not applicable.

(c)

 Not applicable.

(d)

(1)  Effective April 30, 2015, the Company’s Board of Directors elected Miroslaw (Mirek) Gorny as a director of the Company.

(2)  Not applicable.

(3)  Not applicable.

(4)  Miroslaw (Mirek) Gorny, 51, Director.  Mr. Gorny is a graduate of National University with a BA in Organizational Leadership.  Mr. Gorny has extensive experience in sale and marketing and in consulting with engineering, manufacturing and financial companies. During the 5 years preceding his election as a director, he has been employed as a financial advisor and/or mortgage lender at Amwest Financial (from 2010 to 2013), Wells Fargo Bank (from 2013 to 2014) and WJ Bradley (from 2014-2015).  Mr. Gorny has a California Real Estate Broker License and since March 2015 has been a Broker Associate with ReMax RB in San Diego, California.  Mr. Gorny is also an internationally known Inspirational Speaker and Trainer.  He is President of Academy of Personal & Professional Development, an internationally recognized training company.

(e)

 Not applicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)

 Financial statements of business acquired.  Not applicable.

(b)

 Pro forma financial information.  The Pro forma financial information that is required to be filed pursuant to this Item will be provided in the form of an amendment to the Report.

(c)

 Shell company transaction.  The additional information required by Item 2.01 with respect to a shell company will be provided in the form of an amendment to this Report.

(D)

 Exhibits.

Exhibit Number	Description	Location
2.1	Purchase Agreement dated April 30, 2015, by and between Energizer Tennis, Inc. and Warwick Overseas, LLC.	Provided herewith
2.2	Secured Promissory Note of Energizer Tennis, Inc. dated Provided herewith April 30, 2015 in the amount of Two Hundred Fifty Thousand dollars ($250,000.00)	Provided herewith
2.3	Security Agreement dated April 30, 2015, by and between Provided herewith Energizer Tennis, Inc. and Warwick Overseas, LLC	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2015 ENERGIZER TENNIS, INC. By: /s/ Robert Thompson Name: Robert Thompson Title: Chief Executive Officer/President